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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                        Date of Report (Date of earliest
                       event reported): September 26, 1997
                                        ------------------

                               HARRIS CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                1-3863                             34-0276860
----------------------------------       ------------------------------       ------------------------------
 (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
         incorporation)                                                            Identification No.)
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  1025 West NASA Blvd., Melbourne, Florida                    32919
  -----------------------------------------          --------------------------
  (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (407) 727-9100
                                                        ---------------

                                    No Change
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  -------------

                  As previously announced, on August 23, 1997, the Board of Directors of Harris Corporation (the "Company") declared a two-for-one stock split to be effected by a 100% stock dividend to be distributed on September 26, 1997 (the "Distribution Date") to shareholders of record of the Company's Common
Stock, $1.00 par value ("Common Stock"), as of the close of business on September 4, 1997. In connection therewith, on the Distribution Date, the
Company issued an additional 39,886,897 shares of Common Stock thereby increasing its issued shares to approximately 79,786,457.

         In accordance with the Stockholder Protection Rights Agreement, dated as of December 6, 1996, (the "Rights Agreement"), between the Company and
ChaseMellon Shareholder Services, L.L.C., as Rights Agent, each share of outstanding Common Stock (including the shares issued in the stock split) will continue to be accompanied by one preferred stock purchase right (a "Right"). To reflect the stock split, effective on the Distribution Date, the exercise price of a Right was reduced from $250 per Right to $125 per Right. The Rights
Agreement was filed as Exhibit 1 to the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 6, 1996.
Reference is made to the Rights Agreement for a more complete description of the terms of the Rights.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  (c)      Exhibits.

                           99. Letter from the Chairman of the Board of the
Registrant to  Shareholders,  dated September 26, 1997.

Items 8-9.        Not Applicable.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HARRIS CORPORATION

                                  By: /s/ Bryan R. Roub
                                     -------------------------------------
                                       Name:       Bryan R. Roub
                                       Title:      Senior Vice President &
                                                   Chief Financial Officer

Date:      September 29, 1997



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                                  EXHIBIT INDEX

          EXHIBIT NO.
          UNDER REG.                  FORM 8-K
        S-K, ITEM 601                EXHIBIT NO.                           DESCRIPTION
        -------------                -----------                           -----------
              99                          1            Letter  from  the  Chairman  of  the  Board  of  the
                                                       Registrant  to  Shareholders,  dated  September  26,
                                                       1997.
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